EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Champions Biotechnology, Inc. (the “Company”) on Form 10-Q for the period ending July 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 12, 2012	/s/ Joel Ackerman
Joel Ackerman
Chief Executive Officer (Principal Executive Officer)
Date: September 12, 2012	/s/ Gary G. Gemignani
Gary G. Gemignani
Chief Financial Officer (Principal Financial Officer)